Boston Scientific Completes Sale of Auditory Business and Drug Pump Development Program
Company retains ownership of Pain Management business

PRNewswire-FirstCall
NATICK, Mass.
(NYSE:BSX)

NATICK, Mass., Jan. 4 /PRNewswire-FirstCall/ -- Boston Scientific Corporation (NYSE: BSX) today announced that it has completed the sale of the controlling interests in its auditory business and drug pump development program to former principals and shareholders of Advanced Bionics. Boston Scientific acquired Advanced Bionics in 2004. The sale coincides with the closing of the amended merger agreement with Advanced Bionics announced on August 9, 2007.

As part of a new schedule of consolidated, fixed earnout payments, Boston Scientific has paid former Advanced Bionics shareholders $650 million. A final payment of $500 million will be paid in March 2009. The former Advanced Bionics principals and shareholders have paid Boston Scientific $150 million for the controlling interests in the auditory business and drug pump development program.

Under the amended merger agreement, Boston Scientific obtains sole management control of the Pain Management business, including the emerging indications program. The Pain Management business includes spinal cord stimulation technologies, as well as emerging technologies such as a variety of applications of the bion® microstimulator. The Pain Management business and emerging indications program will operate as Boston Scientific Neuromodulation under the leadership of Michael Onuscheck, currently head of the Pain Management business. The business will continue to be headquartered in Valencia, California.

As part of the transactions, the parties have agreed to dismiss currently pending litigation between Boston Scientific and former Advanced Bionics shareholders.

Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices whose products are used in a broad range of interventional medical specialties. For more information, please visit: http://www.bostonscientific.com/.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "estimate," "intend" and similar words. These forward- looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our divestiture of non-strategic assets, our restructuring initiatives, our operational strategy, our financial performance and our growth strategy. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file thereafter. We disclaim any intention or obligation to publicly update or revise any forward- looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

CONTACT:
Paul Donovan
508-650-8541 (office)
508-667-5165 (mobile)
Media Relations
Boston Scientific Corporation

Dan Brennan
508-650-8538 (office)
617-459-2703 (mobile)
Investor Relations
Boston Scientific Corporation

SOURCE:   Boston Scientific Corporation

CONTACT:   Media Relations, Paul Donovan, +1-508-650-8541 (office), +1-508-667-5165 (mobile), or Investor Relations, Dan Brennan, +1-508-650-8538 (office), +1-617-459-2703 (mobile), both of Boston Scientific Corporation